                                                                    EXHIBIT 10.1

                         JACOBS ENGINEERING GROUP INC.

                         1981 Executive Incentive Plan

                           (As Amended and Restated)

                                 March 25, 1993

                               TABLE OF CONTENTS


1.   Purpose ..................................................     1

2.   Definitions ..............................................     1

3.   Shares of Capital Stock Subject to the Plan ..............     3

4.   Administration of the Plan ...............................     3

5.   Eligibility for Incentive Award ..........................     4

6.   Issuance of Restricted Stock and Forfeiture Restrictions .     5

7.   Options ..................................................     6

8.   Stock Appreciation Rights ................................     9

9.   Adjustment Provisions ....................................    11

10.  Change in Control ........................................    12

11.  Outside Director Stock Options ...........................    13

     (a) Applicable Provisions of the Plan ....................    13
     (b) Definitions ..........................................    13
     (c) Grant of Options to Outside Directors ................    14

         (i)    Eligibility ...................................    14
         (ii)   Appointment Grants ............................    14
         (iii)  Annual Grants .................................    14

     (d) Terms of Outside Director Options ....................    14

         (i)    Option Agreement ..............................    14
         (ii)   Option Price ..................................    14
         (iii)  Exercisability ................................    15

     (e) Exercise of Options ..................................    16

         (i)    Persons Eligible to Exercise ..................    16
         (ii)   Manner of Exercise ............................    16
         (iii)  Rights as a Shareholder .......................    18
         (iv)   Conditions to Issuance of Stock Certificates ..    18

     (f) Adjustment Provisions ................................    18

     (g) Other Provisions .....................................    19



         (i)    Outside Director Options not Transferable .....    19
         (ii)   Effective Date ................................    19

12. General Provisions ........................................    19

13. Amendment, Suspension and Termination of Plan .............    21

14. Termination of The Plan ...................................    21


                         JACOBS ENGINEERING GROUP INC.

                         1981 EXECUTIVE INCENTIVE PLAN

                           (As Amended and Restated)

                                 March 25, 1993


          1. Purpose. The purpose of the Jacobs Engineering Group Inc. 1981 Executive Incentive Plan is to secure for the Corporation and its stockholders the benefits which accrue by providing officers, directors and key employees of the Corporation who will be responsible for the future growth and success of the Corporation the benefits arising from capital stock ownership, realization of capital stock appreciation, or both. The Plan evidences a conviction that, by providing such opportunities for officers, directors and policy making employees, the Corporation can instill a sense of personal involvement in the continued development and financial success of the Corporation and can encourage them to remain with and devote their best efforts to the business of the Corporation, thereby advancing the interests of the Corporation and its stockholders.

          2. Definitions. Unless the context clearly indicates otherwise, the following terms, when used in this Plan, shall have the meanings set forth in this Paragraph 2.

          "Affiliate" means any corporation controlling, controlled by, or under common control with the Corporation.

          "Board of Directors" shall mean the Board of Directors of the Corporation.

          "Capital Stock" shall mean the common stock, $1.00 par value, of the Corporation or such other class of shares or other securities as may be applicable pursuant to the provisions of Paragraph 9.

          "Committee" shall mean the Compensation and Benefits Committee or other committee appointed by the Board of Directors to administer the Plan pursuant Paragraph 4. The Board of Directors may, from time to time, remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled only by the Board of Directors.

          "Corporation" shall mean Jacobs Engineering Group Inc.

          "Employee" shall mean any employee of the Corporation, or of any of its present or future parent or subsidiary corporations, or a corporation or a parent or subsidiary corporation of such corporation issuing or assuming an Option in a transaction to which Section 425(a) of the Internal Revenue Code applies, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

          "Fair Market Value" shall mean the closing price of the Capital Stock on the composite transactions report of the national securities exchange on which the Common Stock is then listed for the day on which the value is determined. If such date is a Saturday, Sunday, legal holiday or other date on which such exchange is closed, then the fair market value shall be determined as the closing price on the first immediately preceding trading date.

          "Incentive Award" shall mean an Option, Stock Appreciation Right or Restricted stock granted under the Plan.

          "Incentive Stock Option" shall mean an option as defined under Section 422 of the Internal Revenue Code and regulations thereunder.

          "Insider" shall mean an Optionee who is required to file reports pursuant to Section 16(a) of the 1934 Act.

          "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Nonqualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

          "Option" shall mean an option granted under the Plan to purchase shares of Capital Stock.

          "Optionee" shall mean any person to whom an Option is granted under the Plan.

          "Parent corporation" and "subsidiary corporation" shall have the meanings assigned to them in Sections 425(e) and 425(f) of the Internal Revenue Code.

          "Plan" shall mean the Jacobs Engineering Group Inc. 1981 Executive Incentive Plan as set forth herein and as amended from time to time.

          "Restricted Stock" shall mean shares of Capital Stock granted pursuant to Paragraph 6 of the Plan.

          "Stock Appreciation Right" shall mean a right, granted pursuant to Paragraph 8 of the Plan, to receive a number of shares of Capital Stock or, in the discretion of the Committee, an amount of cash or a combination of shares and cash, in either event based on an increase in the Fair Market Value of the shares subject to the right.

          "Tax Date" shall mean the date as of which any federal, state, local or foreign tax is required to be withheld from an Optionee in connection with the exercise of an Option or the sale or other disposition of Capital Stock acquired upon the exercise of an Option.

          3.  Shares of Capital Stock Subject to the Plan.

              (a) Subject to the provisions of subparagraph (c) of this Paragraph 3 and Paragraph 9, the aggregate number of shares of capital Stock which may be issued or transferred pursuant to Incentive Awards under the Plan shall not exceed 3,048,900.

              (b) The shares to be delivered under the Plan shall be made available, at the discretion of the Board of Directors, either from authorized but unissued shares of Capital Stock or previously issued shares reacquired by the Corporation, including shares purchased in the open market.

              (c) If any shares of Capital Stock subject to an Option are not issued or transferred and cease to be issuable or transferable for any reason, or if any shares of Restricted Stock granted under the Plan are forfeited to the Corporation pursuant to the restrictions imposed on such shares in conformity with the Plan, the shares not so issued or transferred and the shares so forfeited shall no longer be charged against the limitation provided for in Paragraph 3(a) and may again be made subject to Incentive Awards. However, shares as to which an Option has been surrendered in connection with the exercise of a related Stock Appreciation Right shall not again be available for the grant of any further Incentive Awards.

          4.  Administration of the Plan.

              (a) All provisions of the Plan except the provisions of Paragraph 11 shall be administered by a committee (the "Committee") appointed by the Board of Directors of the Corporation (the "Board") from among its members and shall be comprised of not less than three (3) members of the Board. Unless and until its members are not qualified to serve on the Committee pursuant to the provisions of the Plan, the Compensation and Benefits Committee of the Board shall function as the Committee. Members of the Committee shall be members of the Board who are not eligible to participate under the Plan or any other plan of the Corporation or its Affiliates authorizing discretionary grants or awards of stock, stock options or stock appreciation rights and who have not been eligible to so participate for at least one (1) year prior to service as a member of the Committee. Eligibility requirements for members of the Committee shall comply with Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act") or any successor rule or regulation. No person, other than a member of the Committee, shall have any discretion concerning decisions regarding the Plan except as otherwise set forth in this Plan or as may be required by applicable law. The Committee shall determine the key employees of the Corporation and its Affiliates (including officers, whether or not they are directors) to whom, and the type of Incentive Award, the time or times at which, Incentive Awards will be granted, the number of shares to be subject to each Incentive Award, the duration of each Incentive Award, the time or times within which the Incentive Award may be exercised, the cancellation of the Incentive Award (with the consent of the holder thereof) and the other conditions of the grant of the Incentive Award. The provisions and conditions of the Incentive Awards need not be the same with respect to each Employee or with respect to each Incentive Award. In making such determinations the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the Corporation's success and such other factors as the Committee in its discretion shall deem relevant.

              (b) The Committee shall have and may exercise such powers and authority of the Board of Directors as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan, and any reference in the Plan to any specific power or authority of the Committee shall not derogate from the foregoing. Subject to the express provisions of the Plan, the Committee shall also have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Incentive Award agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan.

              (c) The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum and all determinations of the Committee shall be made by a majority of its members.

          5.  Eligibility for Incentive Award.

              (a) The Committee shall determine and designate from time to time those Employees of the Corporation and its subsidiary corporations who are to be granted Incentive Awards. Incentive Awards may be granted only to salaried officers or other salaried key employees of the Corporation and its subsidiary corporations, but may be granted the same Employee on more than one occasion.

              (b) Incentive Awards may be granted in the following forms:

                  (i)   Restricted Stock, in accordance with Paragraph 6,

                  (ii)  an Option, in accordance with Paragraph 7,

                  (iii) a Stock Appreciation Right, in accordance with Paragraph
                        8, or

                  (iv)  a combination of one or more of the foregoing.

          6. Issuance of Restricted Stock and Forfeiture Restrictions. An Incentive Award in the form of shares of Restricted Stock may be issued to an Employee under this Paragraph 6 from time to time as determined by the Committee. The shares of Restricted Stock so issued to an Employee shall not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of, and in the event of termination of the Employee's employment with the Corporation for any reason (including death, unless the Committee in its sole discretion deems to terminate the Forfeiture Restrictions following the death of such Employee), the Employee shall be obligated, for no consideration, to forfeit and surrender such shares (to the extent then subject to the Forfeiture Restrictions) to the Corporation. The restrictions against disposition and the obligation to forfeit and surrender shares to the Corporation are herein referred to as "Forfeiture Restrictions", and the shares which are then subject to the Forfeiture Restrictions are herein sometimes referred to as "Restricted Stock." Certificates representing Restricted Stock shall be appropriately legended to reflect the Forfeiture Restrictions.

          The Forfeiture Restrictions with respect to Restricted Stock issued to an employee under this Paragraph 6 shall lapse and be of no further force and effect upon the expiration of the period of time fixed by the Committee upon the issuance of such Restricted Stock; provided, however, that restrictions shall not be removed sooner than as provided in the following schedule:

               Time From Date              Stock Free of
                  of Grant                  Restrictions
               --------------              -------------

               After 1st Year                     20%
               After 2nd Year                     40%
               After 3rd Year                     60%
               After 4th Year                     80%
               After 5th Year                    100%

          In order to enforce the restrictions imposed upon shares of Restricted Stock, the Committee may require any Employee to enter into an escrow agreement providing that the certificates representing such shares of Restricted Stock shall remain in the physical custody of an escrow holder until any or all of the restrictions imposed pursuant to the Plan expire or shall have been removed.

          All of the foregoing restrictions regarding shares of Restricted Stock shall be evidenced by a written agreement from the purchaser of such shares containing such terms and conditions, not inconsistent with the Plan, as the Committee shall approve.

          7. Options. An Incentive Award in the form of an Option shall be subject to the following provisions:

              (a) The day on which the Committee approves the granting of an Option shall be considered as the date on which such Option is granted.

              (b) The purchase price of each share of Capital Stock under each Option shall not be less than 85% of the Fair Market Value of a share of Capital Stock on the date on which the Option is granted.

              (c) The Option shall not be transferable otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act and may be exercised solely by the Employee to whom granted or his duly appointed guardian or personal representative, except as provided in Section 7(e), in the event of such person's death.

              (d) Each Option shall be subject to the condition that it shall not be exercisable unless and until the Optionee shall have remained in the employ of the Corporation for at least one year after the date on which the Option is granted. An Option shall be exercisable after the end of the first year following such granting date in accordance with such exercise schedule and within such normal expiration date or dates (subject to earlier termination dates as provided in the Plan) as the Committee may in its sole discretion determine and provide in such Option. In no event, however, shall an Option be exercisable after the expiration of the tenth year following the date on which the option is granted.

              (e) The Option shall terminate if and when the Optionee ceases to be an Employee of the Corporation, except as follows:

                  (i) If an Optionee is permanently and totally disabled within the meaning of Sections 422(c)(6) and 22(e)(3) of the Internal Revenue Code, or dies while employed by the Corporation or while the Option theretofore granted to him was exercisable by him in accordance with subparagraph (ii) below after his retirement or the termination of his employment other than for cause, such Option may be exercised (for not more than the number of shares as to which the Optionee might have exercised his Option at the time of such disability or death) by the Optionee in the event of disability and by the beneficiary in the event of death who is designated pursuant to Paragraph 12(f) or, in the absence of such designation or if no such beneficiary survives the Optionee, by such person or persons as shall have acquired the Optionee's rights under the Option by will or by the laws of descent and distribution, at any time (A) prior to the normal expiration date provided for in such Option, in the event such normal expiration date is less than one year following the date of disability or death, or (B) within such one year, in the event that such normal expiration date is more than one year following such date of disability or death.

                  (ii) If an Optionee retires or if his employment with the Corporation is terminated for any reason other than by death, permanent disability or termination for cause, the Option may be exercised (for not more than the number of shares as to which the Optionee might have exercised his Option on the date of his retirement or the date on which his employment was terminated) at any time prior to the earlier of (A) the normal expiration date provided for in such Option in the event such normal expiration date is less than three months following the date of such retirement or termination, or (B) within three months after such retirement or termination of employment in the event that such normal expiration date is more than three months following the date of such retirement or termination of employment. If an Optionee is dismissed for cause, for which the Committee shall be the sole judge, his Option shall expire forthwith. The Committee may determine that, for the purpose of the Plan, an Optionee who is on a leave of absence will be considered as still in the employ of the Corporation, provided that an Option shall be exercisable during a leave of absence only as to the number of shares to which it was exercisable at the commencement of such leave of absence, and provided that the Optionee would still be considered an employee under Sections 421 and 422A of the Internal Revenue Code and regulations thereunder.

          (f) An Optionee electing to exercise an Option shall give written notice to the Corporation of such election and of the number of shares he has elected to purchase and shall at the time of exercise tender the full purchase price of the shares he has elected to purchase. The purchase price shall be payable in full in cash or its equivalent acceptable to the Corporation. In the discretion of the Corporation, which discretion may be exercised by the Committee, the purchase price may be paid by the assignment and delivery to the Corporation of shares of Capital Stock of the Corporation or a combination of cash and such shares equal in value to the Option exercise price. Any shares so assigned and delivered to the Corporation in payment or partial payment of the purchase price shall be valued at their Fair Market Value on the Option exercise date.

          (g) In the discretion of the Corporation, which discretion may be exercised by the Committee, all or any portion of any federal, state, local or foreign taxes required to be withheld from an Optionee with respect to the exercise of an Option or the sale or other disposition of any Capital Stock acquired upon the exercise of an Option may be satisfied by the Optionee's electing one of the following:

              (i) Optionee's delivery to the Corporation of Capital Stock with a Fair Market Value on the Tax Date equal to the amount of withholding taxes so to be satisfied; or

              (ii) Corporation's withholding from the shares of Capital Stock that would otherwise be delivered upon exercise of an Option shares of Capital Stock with a Fair Market Value on the Tax Date equal to the amount of withholding taxes so to be satisfied.

The foregoing means of satisfying an Optionee's obligation to pay withholding taxes are subject to the following additional rules and restrictions:

                    (y) In no event may the amount of withholding taxes to be satisfied pursuant to this Section 7(g) exceed the total taxes payable by the Optionee with respect to the Option exercise or early disposition of shares acquired under an Option, computed at the maximum rates applicable to such Optionee at the time of such election.

                    (z) Each election to use Capital Stock to satisfy a withholding tax obligation must (A) be in a written instrument signed by the Optionee and stating the number of shares to be withheld or surrendered or a formula pursuant to which such number may be determined, and (B) be irrevocable.

The Committee shall adopt such rules and policies as may be required to enable Insiders to use Capital Stock to satisfy withholding requirements in compliance with Rule 16b-3 of the Securities Exchange Commission and any successor rules and the interpretations of such rules adopted by the Securities Exchange Commission.

              (h) The Corporation may grant Nonqualified Stock Options or Incentive Stock Options. All Incentive Stock Options granted under this Plan shall comply in all respects with Section 422 of the Internal Revenue Code of 1986, as amended, and with any successor section thereto and all regulations and rulings thereunder. Each written instrument evidencing an Incentive Stock Option shall designate it as such; if a written instrument evidencing an Option does not contain such a designation, then it shall not evidence an Incentive Stock Option.

              (i) To the extent an Option is exercised, any related Stock Appreciation Right shall be proportionately reduced by a number of shares equal to the shares with respect to which the Option is exercised.

              (j) Each Option shall be evidenced by a written instrument containing such terms and conditions, not inconsistent with the Plan, as the Committee shall approve.

          8.  Stock Appreciation Rights.

              (a) The day on which the Committee approves the granting of a Stock Appreciation Right shall be considered as the date on which such Stock Appreciation Right is granted.

              (b) A Stock Appreciation Right may be granted in connection with any Option granted under the Plan, either at the time of the grant of such Option or at any time thereafter during the term of the Option, subject to Paragraph 13 of the Plan.

              (c) A Stock Appreciation Right shall entitle the holder of the related Option, upon exercise of the Stock Appreciation Right, to surrender such Option, or any portion thereof, to the extent unexercised in respect of the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Paragraph 8(d)(ii). Such Option shall, to the extent so surrendered, thereupon cease to be exercisable.

              (d) A Stock Appreciation Right shall be subject to the following terms and conditions and to such other terms and conditions, consistent with the terms of the Plan, as the Committee may deem advisable:

                  (i) Subject to the second and third sentences of this subparagraph (i), a Stock Appreciation Right shall be exercisable at such time or times, and only to the extent, that the related Option is exercisable and shall not be transferable except to the extent that such related Option may be. Such Stock Appreciation Right shall be exercisable by the holder thereof (or by such other person entitled to exercise the related option pursuant to Paragraph 7 of the Plan). The Committee may impose such conditions on exercise of a Stock Appreciation Right as may be required to satisfy the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 (or any other comparable provisions in effect at that time).

               (ii) Upon exercise of a Stock Appreciation Right, the holder thereof shall be entitled to receive payment of an amount determined by multiplying:

                    (A) the difference obtained by subtracting the purchase price of a share of Capital Stock specified in such related Option from the Fair Market Value of a share of Capital Stock on the date of exercise on such Stock Appreciation Right, by

                    (B) the number of shares with respect to which such Stock Appreciation Right shall have been exercised.

               (iii)  Payment of the amount determined under subparagraph
     (d)(ii) above shall be made solely in whole shares of Capital Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right (in the event that the division of such amount by such Fair Market Value per share results in a fractional share, no such fractional share shall be delivered, and the number of shares to be delivered shall be founded to the next lower whole number, without any payment or other adjustment for any fraction in excess of such whole number), or alternatively, in the sole discretion of the Committee, solely, in cash, or in such combination of cash and such whole shares as the Committee, in its sole discretion, may deem advisable.

          (e) In the event that a Stock Appreciation Right is exercised, any shares of Capital Stock delivered as to the whole or part of the payment on such exercise (i) may be authorized unissued or reacquired shares of Capital Stock,
(ii) shall be deemed allocated from the shares as to which the related Option is surrendered in connection with such exercise, and (iii) shall not be separately charged against the maximum limitation set forth in Paragraph 3(a).

          (f) Each Stock Appreciation Right shall be evidenced by a written instrument containing such terms and conditions, not inconsistent with the Plan, as the Committee shall approve.

          9.   Adjustment Provisions.

          (a) Subject to the provisions of Paragraph 9(b), if the outstanding shares of Capital Stock of the Corporation are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Capital Stock or other securities, through merger, consolidation, sale of all or substantially all of the property of the Corporation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution in respect of such shares of Capital Stock or other securities, an appropriate and proportionate adjustment shall be made in (i) the maximum number and kind of securities provided in Paragraph 3(a) of the Plan, (ii) the number and kind of shares or other securities subject to then outstanding Options and Stock Appreciation Rights, (iii) the price for each share or other unit of any other securities subject to such Options, but without change in the aggregate purchase price as to which such Options remain exercisable, and (iv) the number and kind of shares or other securities then subject to restrictions pursuant to Paragraph 6 of the Plan.

          (b) Upon the dissolution or liquidation of the Corporation or upon a reorganization, merger or consolidation of the Corporation with one or more corporations as a result of which the Corporation is not the surviving corporation, or upon the sale of all or substantially all the property of the Corporation, all Options and Stock Appreciation Rights then outstanding under the Plan shall be fully vested and exercisable and the Forfeiture Restrictions imposed by Paragraph 6 on Restricted Stock shall lapse unless provisions are made in connection with such transaction for the continuance of this Plan and the assumption or the substitution for such Incentive Awards of new options or stock appreciation rights or restricted stock, as applicable, covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

          (c) Adjustments under this Paragraph 9 shall be made by the Committee, subject to the approval of the Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional interests shall be issued under the Plan on account of any such adjustment.

          10. Change in Control. If the employment of the holder of an Incentive Award with the Corporation and/or its Affiliates shall be terminated for any reason within three years following a Change in Control, then all Options and Stock Appreciation Rights held by such holder shall be fully vested and exercisable and the Forfeiture Provisions imposed by Paragraph 6 on Restricted Stock shall lapse.

          A "Change in Control" shall mean a change in control of a nature that would be required to be reported in response to item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act as in effect on November 21, 1991, provided that such a Change in Control shall be deemed to have occurred at such time as (i) any "person" (as that term is used in Sections 13(d) and 14(d)(2) of the 1934 Act), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act) directly or indirectly, of securities representing 25% or more of the combined voting power for election of directors of the then outstanding securities of the Corporation or any successor of the Corporation;
(ii) during any period of two (2) consecutive years or less, individuals who at the beginning of such period constituted the Board of Directors of the Corporation cease, for any reason, to constitute at least a majority of the Board of Directors, unless the election or nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (iii) the shareholders of the Corporation approve any merger or consolidation as a result of which the Stock shall be changed, converted or exchanged (other than a merger with a wholly-owned subsidiary of the Corporation) or any liquidation of the Corporation or any sale or other disposition of 50% or more of the assets or earning power of the Corporation; or (iv) the shareholders of the Corporation approve any merger or consolidation to which the Corporation is a party as a result of which the persons who were shareholders of the Corporation immediately prior to the effective date of the merger or consolidation shall have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger or consolidation; provided, however, that no Change in Control shall be deemed to have occurred if, prior to such time as a Change in Control would otherwise be deemed to have occurred, the Board of Directors determines otherwise.

          11.  Outside Director Stock Options.

          (a) Applicable Provisions of the Plan. All provisions of this Plan shall apply to the Outside Director Options provided for in this Paragraph 11, except the following provisions, which shall not be applicable thereto:

                    (i) The definition of "Fair Market Value" in Paragraph 2.

               (ii) Paragraphs 4 (Administration of the Plan), Paragraph 5 (Eligibility for Incentive Award), Paragraph 6 (Issuance of Restrictive Stock and Forfeiture Restrictions), Paragraph 7 (Options), Paragraph 8 (Stock Appreciation Rights), Subparagraphs (a) and (c) of Paragraph 9 (Adjustment Provisions), Paragraph 10 (Change in Control) and Paragraph 12 (General Conditions).

          (b) Definitions. The following terms, when used in this Paragraph 11, shall have the meanings set forth in this Subparagraph 11(b):

          "Disabled" shall mean an Outside Director's inability to perform the duties of a director of the Corporation by reason of a mental or physical impairment. The following shall constitute conclusive proof that an Outside Director is disabled:

               (1) The appointment by a court of competent jurisdiction of a guardian or conservator of the person or estate of an Outside Director; or

               (2) An Outside Director's failure to attend any meetings of the Board during a period of six months.

          "Fair Market Value" shall mean the average closing price of the Capital Stock on the composite transactions report of the National Securities Exchange on which the Capital Stock is then listed for the ten trading days ending on the second trading day prior to the date on which an Option is granted pursuant to this Paragraph 11.

          "Outside Director" shall mean a member of the Board of Directors who is not also an employee of the Corporation or any of its subsidiaries.

          "Outside Director Option" shall mean an Option granted pursuant to this Paragraph 11.

          "Retirement" shall mean resignation from the Board of Directors after a Director has attained the age of 70 years with a minimum of five years of service on the Board of Directors.

               (c) Grant of Options to Outside Directors.

               (i) Eligibility. All Outside Directors shall receive Options pursuant to this Paragraph 11, but they shall not be eligible to receive any Incentive Awards pursuant to Paragraphs 6, 7 or 8 of this Plan.

               (ii) Appointment Grants. All persons who are Outside Directors on the date when this Paragraph 11 is adopted by the Board of Directors shall receive an initial grant of an Outside Director Option to purchase 2,000 shares of Capital Stock (the "Appointment Grant") on the first day of the month following the date of adoption of this Paragraph 11. Outside Directors who first become Directors after such adoption shall receive an Appointment Grant on the first day of the month following the date upon which they are elected to the Board of Directors.

               (iii) Annual Grants. All Outside Directors shall also receive annually on each first day of March following their receipt of their Appointment Grant an Option to purchase 1,000 shares of Capital Stock.

               (iv) Outside Director Options may not be granted for more than 100,000 shares of the Capital Stock reserved for the Plan by Paragraph 3(a) of the Plan, adjusted as provided by Paragraph 9 of the Plan.

               (d) Terms of Outside Director Options.

               (i) Option Agreement. Each Outside Director Option shall be evidenced by a written instrument containing such terms and conditions, not inconsistent with this Paragraph 11 and the other applicable provisions of the Plan, as the Corporation deems appropriate.

               (ii) Option Price. The price of the shares of Capital Stock subject to each Outside Director Option shall be 100% of the Fair Market Value of such shares on the date such Option is granted but, if the price as so determined is less than 85% of the closing price of the Capital Stock as reported in the composite transactions report of the National Securities Exchange on which the Capital Stock is then listed for the date of grant, then such purchase price shall be 85% of such closing price.

                  (iii)  Exercisability.

                    (A) No Outside Director Option may be exercised in whole or in part until one year following the date upon which the Option is granted;

                    (B) Subject to the provisions of Subparagraphs 11(d)(iii)(A) and 11(f)(ii), which shall at all times preempt the provisions of this Subparagraph 11(d)(iii)(B), an installment of 25% of each Outside Director Option shall become exercisable one year following the date of grant, with additional installments of 25% becoming exercisable on each anniversary date of the grant, so that all Options are fully exercisable at the end of four years from the date of grant.

                    (C) No installment of an Outside Director Stock Option that has not become exercisable on the date on which the holder thereof ceases to be a director of the Corporation for any reason shall thereafter become exercisable by such holder or his successors and assigns.

                    (iv) Expiration of Outside Director Options. No Outside Director Option may be exercised after the first to occur of the following events:

                         (A) The expiration of one year from the date of the
               Optionee's death; or

                         (B) Except in the case of an Optionee who is disabled,
               or an Optionee's retirement, the expiration of three months from the earlier of the date of the Optionee's resignation from or replacement on the Board of Directors unless the Optionee dies within said three-month period, in which case the limitation in Subparagraph 11(d)(iv)(A) shall apply; or

                         (C) In the case of an Optionee who is disabled, the
               expiration of one year from the date of the Optionee's resignation from or replacement on the Board of Directors by reason of such disability, unless the Optionee dies within said one-year period, in which case the limitation in Subparagraph 11(d)(iv)(A) shall apply; or

                         (D) In the case of the retirement of an Optionee, the
               expiration of one year from the date of the Optionee's retirement, unless the Optionee dies within said one-year period, in which case the limitation in Subparagraph 11(d)(iv)(A) shall apply.

          No Outside Director Option may be exercised to any extent by anyone after the expiration of ten years from the date the Option was granted.

               (e)  Exercise of Options.

               (i) Persons Eligible to Exercise. Outside Director Options may not be transferred by an Optionee other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Internal Revenue Code of 1986, as amended, Title I of the Employee Retirement Income Security Act or the rules thereunder. After the death of the Optionee, any exercisable portion of such Option may, prior to the time when such portion becomes unexercisable under the provisions of Subparagraph 11(d)(iv), above, be exercised by the Optionee's personal representative or by any person empowered to do so under court order, by will or the laws of descent and distribution.

               (ii) Manner of Exercise. An Outside Director Option, or any exercisable portion thereof, may be exercised solely by delivery to the Corporation of all of the following prior to the time when such Option or portion thereof becomes unexercisable under Subparagraph 11(d)(iv):

                    (A) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised; and

                    (B)  Either:

                         (x) Full payment (in cash or by check) for the shares
               with respect to which such Option or portion is thereby exercised; or

                         (y) Vested shares of the Capital Stock of the
               Corporation owned by the Optionee, duly endorsed for transfer to the Corporation, with a Fair Market Value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Option or portion is thereby exercised; or

                         (z) Any combination of the consideration provided in
               the foregoing subsections (x) and (y); and

                    (C) In the event the Outside Director Option or a portion thereof is being exercised pursuant to subparagraph 11(e)(i) by any person or persons other than the Optionee to whom it was originally granted, appropriate proof, reasonably satisfactory to the Corporation, of the authority of such person or persons to exercise the Option or such portion thereof.

                    (D) If income tax withholding on the exercise of an Outside Director Stock Option is required, then all or any portion of any federal, state, local or foreign taxes required to be withheld from an Optionee with respect to the exercise of such Option may be satisfied by the Optionee's electing one of the following:

                         (x) Optionee's delivery to the Corporation of Capital
               Stock with a Fair Market Value on the Tax Date equal to the amount of withholding taxes so to be satisfied; or

                         (y) Corporation's withholding from the shares of
               Capital Stock that would otherwise be delivered upon exercise of such Option shares of Capital Stock with a Fair Market Value on the Tax Date equal to the amount of withholding taxes so to be satisfied.

          The foregoing means of satisfying an Optionee's obligation to pay withholding taxes are subject to the following additional rules and restrictions:

                              (I) In no event may the amount of withholding
                    taxes to be satisfied pursuant to this Clause (D) exceed the total taxes payable by the Optionee with respect to the Option exercise, computed at the maximum rates applicable to such Optionee at the time of such election.

                              (II) Each election to use Capital Stock to satisfy
                    a withholding tax obligation must either (A) be in a written instrument signed by the Optionee and stating the number of shares to be withheld or surrendered or a formula pursuant to which such number may be determined and be irrevocable; or (B) otherwise be made in compliance with the Rules and Regulations of the Securities and Exchange Commission under the '34 Act relating to such elections, as from time to time in effect.

     In no event shall the Corporation be required to issue fractional shares, and an Option may not be exercised for fewer than 100 shares.

             (iii) Rights as a Shareholder. A holder of an Outside Director Option shall not be, and shall not have any of the rights or privileges of, a shareholder of the Corporation with respect to any shares of Capital Stock purchasable upon the exercise of such Option unless and until such Option shall have been exercised and a certificate or certificates evidencing such shares shall have been issued by the Corporation to such holder.

               (iv) Conditions to Issuance of Stock Certificates. The Corporation shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof unless and until all legal requirements applicable to such issuance or delivery have, in the opinion of counsel to the Corporation, been complied with. In connection with any such issuance or transfer, the person acquiring the shares shall, if requested by the Corporation, give assurances satisfactory to such counsel in respect of such matters as such counsel may deem desirable to assure compliance with all applicable legal requirements.

               (f)  Adjustment Provisions.

               (i) If the outstanding shares of Capital Stock of the Corporation are increased, decreased or exchanged for a different number or kind of shares or other securities, of if additional shares or new or different shares or other securities are distributed in respect of such shares of Capital Stock or other securities, through merger, consolidation, sale of all or substantially all of the property of the Corporation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution in respect of such shares of Capital Stock or other securities, there shall be an appropriate and proportionate adjustment in

                         (x) the maximum number and kind of securities provided
               in Subparagraph (c)(iv) of this Paragraph 11;

                         (y) the number and kind of securities and the option
               price per share as provided in the unexercised portion of all outstanding Outside Director Options, but without change in the aggregate purchase price as to which such Options remain exercisable; but

                         (z) there shall be no adjustment to the number of
               shares to be granted to Outside Directors pursuant to Subparagraphs (c)(ii) or (c)(iii) of this Paragraph 11.

               (ii) Upon the dissolution or liquidation of the Corporation or upon a reorganization, merger or consolidation of the Corporation with one or more corporations as a result of which the Corporation is not the surviving corporation, or upon the sale of all or substantially all the property of the Corporation, all Outside Director Options then outstanding shall be fully vested and exercisable.

               (g)  Other Provisions.

               (i) Outside Director Options not Transferable. No Outside Director Option or interest or right therein or part thereof shall be subject to or liable for the debts, contracts or engagements of the Optionee or the Optionee's successors in interest, as the case may be, or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Subparagraph 11(g) shall prevent transfers by will or by the applicable laws of descent and distribution. All Outside Director Stock Options are intended to be non-qualified (non-statutory) stock options.

               (ii) Effective Date. This Paragraph 11 shall become effective immediately upon its adoption by the Board of Directors, but no Outside Director Option may be exercised until six months and one day following approval of this Paragraph 11 by the shareholders of the Corporation within 12 months after the date upon which the Board of Directors shall have adopted the same.

          12.  General Provisions.

          (a) With respect to any shares of Capital Stock issued or transferred under any provisions of the Plan, such shares may be issued or transferred subject to such conditions, in addition to those specifically provided in the Plan, as the Committee may direct.

          (b) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Employee any right to continue in the employ of the Corporation or shall affect the right of the Corporation to terminate the employment of any Employee with or without cause.

          (c) No shares of Capital Stock shall be issued or transferred pursuant to an Incentive Award unless and until all legal requirements applicable to such issuance or transfer have, in the opinion of counsel to the Corporation, been complied with. In connection with any such issuance or transfer, the person acquiring the shares shall, if requested by the Corporation, give assurances satisfactory to counsel to the Corporation in respect of such matters as the Corporation may deem desirable to assure compliance with all applicable legal requirements.

          (d) No Employee (individually or as a member of a group), and no beneficiary or other person claiming under or through such Employee, shall have any right, title or interest in or to any shares of Capital Stock allocated or reserved for the purpose of the Plan or subject to any Incentive Award except as to such shares of Capital Stock, if any, as shall have been issued or transferred to such Employee.

          (e) The Corporation may make such provisions as it may deem appropriate for the withholding of any taxes which the Corporation or a subsidiary corporation determines it is required to withhold in connection with any Incentive Awards.

          (f) No Incentive Award and no right under the Plan, contingent or otherwise, shall be assignable or subject to any encumbrance, pledge or charge of any nature except that, under such rules and regulations as the Committee may establish pursuant to the terms of the Plan, a beneficiary may be designated in respect of an Incentive Award in the event of the death of the holder of such Incentive Award and except, also, that if such beneficiary is the executor or administrator of the estate of the holder of such Incentive Award, any rights in respect of such Incentive Award may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Incentive Award or, in the case of intestacy, under the laws relating to intestacy.

          (g) Nothing in the Plan is intended to be a substitute for, or to preclude or limit the establishment or a continuance of, any other plan, practice or arrangement for the payment of compensation or benefits to employees generally, or to any class or group of employees, which the Corporation now has or may hereafter lawfully put into effect, including, without limitation, any retirement, pension, insurance, stock purchase, incentive compensation or bonus plan.

          13. Amendment, Suspension and Termination of Plan. The Board may terminate the Plan, in whole or in part, may suspend the Plan, in whole or in part, from time to time and may amend the Plan from time to time, including the adoption of amendments deemed necessary or desirable to qualify the Incentive Awards under the laws of various countries (including tax laws) and under rules and regulations promulgated by the Securities and Exchange Commission (the "SEC") with respect to employees who are subject to the provisions of Section 16 of the 1934 Act, or to correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Incentive Award granted thereunder, without the approval of the stockholders of the

Corporation; provided, however, that no action shall be taken without the approval of the stockholders of the Corporation to increase the number of shares of Stock on which Incentive Awards may be granted, or materially increase the benefits accruing to participants under the Plan, materially modify the requirements as to eligibility for participation in the Plan, withdraw administration from the Committee, or permit any person while a member of the Committee to be eligible to receive, other than pursuant to a non-discretionary formula plan, a grant or award of a stock option, a stock appreciation right or other equity security of the Corporation or to amend Paragraph 11 of the Plan in any respect; and, provided, further, that Paragraph 11 may not be amended more often than once every six months other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act or the rules thereunder. Without limiting the foregoing, the Board of Directors or the Committee may make amendments applicable or inapplicable only to Insiders.

          No amendment or termination or modification of the Plan shall in any manner affect any Incentive Award theretofore granted without the consent of the holder thereof, except that the Committee may amend or modify the Plan in a manner that does affect Incentive Awards theretofore granted upon a finding by the Committee that such amendment or modifications is in the best interest of holders of outstanding Incentive Awards affected thereby.

          This Plan is intended to comply with all applicable requirements of Rule 16b-3 or its successors under the 1934 Act, insofar as Insiders are covered thereby. To the extent any provision of the Plan does not so comply and cannot for any reason be amended by the Board so as to comply, the provision shall, to the extent permitted by law and deemed advisable by the Committee, be deemed null and void with respect to such Insiders.

          14. Termination of The Plan. Unless previously terminated by the Board of Directors, the Plan shall terminate on January 1, 1999, and no Restricted Stock may be issued, and no Option or Stock Appreciation Right may be granted, under the Plan thereafter, but such termination shall not affect any Incentive Award theretofore issued or granted.